Exhibit 99.1

AZX100 Dermal Scarring
Clinical Development Program
14-Dec-2010
AZX100
AZX100

Safe Harbor Statement
Statements in this presentation or otherwise attributable to Capstone Therapeutics regarding our business that are not historical facts are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which include the timing and acceptability of FDA filings and the efficacy and marketability of potential products, involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include: delays in obtaining or inability to obtain FDA, institutional review board or other regulatory approvals of pre-clinical or clinical testing; unfavorable outcomes in our pre-clinical or clinical testing; the development by others of competing technologies and therapeutics that may have greater efficacy or lower cost; delays in obtaining or inability to obtain FDA or other necessary regulatory approval of our products; our inability to successfully and cost effectively develop or outsource manufacturing and marketing of any products we are able to bring to market;
changes in FDA or other regulations that affect our ability to obtain regulatory approval of our products, increase our manufacturing costs or limit our ability to market our product;
effects on our stock price and liquidity if we are unable to meet the requirements for continued listing on the NASDAQ Capital Market; effects of the Capstone Stockholder Put
Right on our stock price; our need for additional capital in the future to fund the continued
development of our product candidates; and other factors discussed in our Form 10-K for the fiscal year ended December 31, 2009, and other documents we file with the Securities and Exchange Commission.

5mm
P21 t01

© 2008 Logical Images, Inc

© 2007 Logical Images, Inc

CAPSTONE THERAPEUTICS

Dermal Scarring: Range of Indications
Keloid Scars
• Overgrowth of dense fibrous
 tissue
• Extend beyond borders of
 original wound
• Do not regress
 spontaneously
• Tend to recur after excision
Hypertrophic Scars
• Red, itching, raised fibrous lesions
• Typically do not expand beyond
 boundaries of initial injury
• May undergo partial spontaneous
 resolution
• Common after thermal and other
 injuries that involve deep dermis
Normal Scars
• Various types:
 • Flat, pale
 • Sunken
 • Red, dark, raised
 • Result from surgery, burns
  acne

Keloid Scars
The “tough problem”
          ► Progressive growth that extends past original scar
                   ●  Invades and destroys normal skin and tissue
          ► Cause of keloid formation still not understood; several theories
                   ●  Alteration in Dermal “Environment”
                   ●  Collagen Turnover
                   ●  Genetic Immune Dysfunction
                   ●  Viral Cause or Trigger
 Little new in treatment of keloids over past 20 years;
       standard treatment may involve:
           ►  Steroid injection
           ►  Radiation
           ►  Pressure
           ►  5-fluorouracil

What are the Goals of Phase 2a?
Safety & Tolerability
Initial Investigation of Dose &
     Administration
Analyses to Detect Any Signal or Trend of
    Efficacy

AZX100 Phase 2a Clinical Trials - Keloid
Scars

AZX100 Phase 2a Clinical Trials - Keloid Scars
 Two Studies:
         ►  OL-ASCAR-04: 3.0, 10.0 mg per linear cm or placebo
         ►  OL-ASCAR-05: 0.3, 1.0 mg per linear cm or placebo
 Objective:
         ►  Reduction or prevention of recurrence following
           keloid scar excision
 Study Design:
         ►  Placebo-controlled; n = 59 in each study (118 dosed)
         ►  Two Intradermal injections
                   ●  21 ± 2 days following excision
                   ●  42 ± 2 days following excision

AZX100 Phase 2a Results - Keloid Scars
Summary
OL-ASCAR-04 & -05 Primary Efficacy Endpoints
     (POSAS @ Single Month 12 Time Point) Not Met
OL-ASCAR-05 Secondary Endpoints Reveal
     Multiple Signals of Efficacy Before Month 12
         ►  Consistent pattern favoring AZX100 treatment
           (1.0 mg per cm) across multiple outcomes &
           time points
         ►  With small sample size (n=19),
           signals not statistically significant
         ►  Serves as basis for next study design
Favorable Safety Profile

Where was AZX100 “better”?
Outcomes & Time Points at which AZX100 1.0mg/cm was “better” than placebo
(not statistically significant)
Mean Observer POSAS
      Total
         ► Months 4-7
Mean Patient POSAS
      Total
         ► Months 3-9
Mean Observer VAS
         ► Months 4-7
Mean Scar Width
         ► Months 2-6
Mean Scar Maximum
      Elevation
         ► Months 2-9
Mean Scar Mean
      Elevation
         ► Months 3-9
Mean Blinded VAS
         ► Months 3-6

Mean Width (mm)
15
14
13
12
11
10
9
1
2
3
4
5
6
7
8
9
10
11
12
Study Month
Treatment
AZX100 1 mg/cm
Placebo

AZX100 OL-ASCAR-05 - 12-Month Analysis - 1.0 mg/cm Dose Group vs. Placebo

Mean Scar Width (mm) by Visit by Treatment Group
Not statistically significant;
for illustrative purposes only

Mean Maximum Elevation (mm)
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
0.8
1
2
3
4
5
6
7
8
9
10
11
12
Study Month
Treatment
AZX100 1 mg/cm
Placebo

AZX100 OL-ASCAR-05 - 12-Month Analysis - 1.0 mg/cm Dose Group vs. Placebo

Mean Scar Maximum Elevation (mm) by Visit by Treatment Group
Not statistically significant;
for illustrative purposes only

Consistent Pattern Favoring AZX100 Treatment
      (1.0 mg per cm) Across Multiple Outcomes & Time Points
          ► Small sample size (n=19); signals not statistically significant
Trend of Efficacy Observed at Earlier Time Points (Months 2-9)
          ► Mean Observer POSAS Total
          ► Mean Patient POSAS Total
          ► Mean Observer VAS
          ► Mean Scar Width
          ► Mean Scar Maximum Elevation
          ► Mean Scar Mean Elevation
          ► Mean Blinded VAS
Favorable Safety Profile
AZX100 Phase 2a Results - Keloid Scars
Conclusions

AZX100 Phase 2a Clinical Trials - Surgical
(Trocar Site) Scars

AZX100 Phase 2a Clinical Trial in
Surgical (Trocar Site) Scars
One Study:
           ► OL-ASCAR-03: 3.0, 10.0 mg or placebo
Objective:
           ► Scar reduction in trocar sites
Study Design:
           ► Comparison of three trocar site scars following arthroscopic shoulder surgery
           ► Placebo-controlled; n = 150 dosed
           ► Two active doses per patient (intra-patient control)
             3.0 mg, 10.0 mg
           ► Placebo-only cohort (n=25)
           ► Two intradermal injections into each trocar site
                   ● 9 ± 2 days following surgery
                   ● 21 ± 2 days following surgery

OL-ASCAR-03:
      7-Month Interim Analysis of Selected Metrics Reveals
      Multiple Signals of Efficacy
         ► Monthly statistical tests performed: Months 3-7
          (7 outcomes x 5 months x 2 comparisons = 70 tests)
                     ● 8 tests yielded statistically significant or near significant results
                     ● 7 of these 8 favored AZX100
         Slightly more often at 3.0 mg than 10.0 mg
         Most effects earlier than Month 7
         Examples:   Scar Total Volume @ Month 3 (p = 0.047);
                                              Scar Length @ Month 5 (p = 0.034)
 Favorable Safety Profile
AZX100 Phase 2a Clinical Trial in
Surgical (Trocar Site) Scars - Interim Results

Is AZX100 a Viable Candidate for
Clinical & Commercial Development?
 Novel Mechanism
                ►Anti-fibrotic
 Strong Patent Position
 Phase 2a - Early Human Efficacy Trials
                ►Demonstrated Safety
                ►Observed Signal of Efficacy Across Multiple Time Points
 Cost-Effective Manufacturing Process
 Market Potential…
                ►Multiple Indications
                      ● Dermal Scarring; Other Fibrotic Disorders (e.g., IPF)
                ►Benefits in Scarring: “Faster / Stronger / Smaller”
                ►Large Market
                      ● 22.5 Million Procedures Performed Annually in U.S. Alone
                      ● Estimated Addressable Market >$1.0 Billion
                ►Prophylactic Standard of Care in General Surgery
                ►Reimbursement for Problem Scars (Keloid)

Is AZX100 a Viable Candidate for
Clinical & Commercial Development?
 Answer:
         ► Capstone believes the AZX100
           development program in
           dermal scarring should be continued
 To this end…
          ► Capstone is pursuing a pharma or biotech collaboration to fund development
          ► Internal planning & development programs continue
          ► Clinical Pathway Indicated
                    ●  Initiate Phase 2 dose / administration optimization studies in both keloid and normal scars prior to moving to Phase 3 registration trials

NASDAQCM: CAPS
www.capstonethx.com
Capstone Therapeutics
1275 West Washington Street - Suite 101
Tempe, AZ 85281
(602) 286-5520